Supplement to the Statements of Additional Information (“SAI”)

August 2, 2010

Dear Investor,

The Boards of various investment companies advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), including each fund referenced below (collectively, the “funds”), elected Barry Mandinach as a trustee or director, as applicable, effective as of July 15, 2010. Mr. Mandinach is an “interested person” of the funds as defined in the Investment Company Act of 1940 (“Investment Company Act”) by nature of his affiliation with UBS Global AM.

In addition, as a result of an acquisition, the funds’ transfer agent and dividend disbursing agent is now BNY Mellon Investment Servicing (US) Inc. (formerly, it had been PNC Global Investment Servicing (U.S.) Inc.).

This letter supplements the information contained in the SAI for each fund.

List of funds:
Fund Name	Date of SAI*
UBS Master Series, Inc.—UBS Money Market Fund	June 28, 2010
UBS RMA Money Fund Inc.—UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 28, 2009
UBS Managed Municipal Trust—UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 28, 2009
UBS Municipal Money Market Series—UBS RMA New Jersey Municipal Money Fund	August 28, 2009
UBS RMA Tax-Free Fund Inc.	August 28, 2009
UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund	August 28, 2009
UBS PACE® Select Advisors Trust—UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments	November 28, 2009
UBS Investment Trust—UBS U.S. Allocation Fund	December 29, 2009
* As previously supplemented, if applicable.

ZS-433

Based on the information discussed above, each SAI is hereby revised as follows:

The following is added to the table in each fund’s SAI listing the fund’s interested and independent board members, under the heading that relates to interested board members:

Name, address, and age	Positions held with fund(s)	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other board memberships held by board member

Barry M. Mandinach†††; 54 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Board member	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†	Each board member holds office for an indefinite term.

†††	Mr. Mandinach is deemed an “interested person” of the fund(s) as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

The following is added to the table in each fund’s SAI listing each board member’s ownership of fund shares, under the heading that relates to interested board members:

Aggregate dollar range of equity securities in
all registered investment companies
overseen by board member for which UBS
Financial Services Inc., UBS Global AM or an
affiliate serves as investment advisor, sub-
Board member	Dollar range of equity securities in the fund(s)		advisor or manager

Barry M. Mandinach	UBS Retirement Money Fund	$1 – $10,000**	Over $100,000**

	UBS PACE Alternative	Over $100,000**
Strategies Investments

**	Information regarding ownership is as of July 29, 2010.

The following is added to the table in each fund’s SAI listing the compensation from the fund(s) to each board member:

Compensation table†

	Aggregate compensation from	Total compensation from the
Name of person, position	the fund(s)	fund(s) and the fund complex

Barry M. Mandinach,	$0	$0
Board member†††

†	Except as discussed further in the notes to the chart in the SAI, only independent board members were compensated by the fund(s) for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

†††	Mr. Mandinach is deemed an “interested person” of the fund(s) as defined in the Investment Company Act. He is not compensated by the fund(s) for his services as a board member.

In addition, on page 23 of the SAI for UBS Master Series, Inc.—UBS Money Market Fund, the first paragraph under the heading “Leadership structure and qualifications of board of directors” is revised to indicate that the board of directors is currently composed of seven directors and that one of the directors is an “interested person” of the fund within the meaning of the Investment Company Act because of his employment by UBS Global AM—Americas region. In addition, the fourth paragraph under that section that includes a brief description of the specific experience, qualifications, attributes or skills of each director that led the board to conclude that he or she should serve as a director is revised to indicate that Mr. Mandinach, whose candidacy was suggested by UBS Global AM, has extensive experience in the mutual fund industry and a broad understanding of the needs of investors. Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the Head of UBS Global AM—Americas region’s Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig Funds.

Each fund’s SAI is revised to replace each reference to PNC Global Investment Servicing (U.S.) Inc. with BNY Mellon Investment Servicing (US) Inc.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR YOUR FUTURE REFERENCE.

3